Exhibit 10.1

AMENDMENT NO. 1 TO MASTER LEASE AND SECURITY AGREEMENT
(Chatfield Close-Out/Lease Combination)

THIS AMENDMENT NO. 1 TO MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is to be effective as of September 1, 2018 (the “Amendment Date”), by and between each of the entities identified on Schedule 1 as an “Existing Landlord” (individually and collectively, “Existing Landlord”) and a “New Landlord” (individually and collectively, “New Landlord” and with Existing Landlord, “Landlord”), and each of the entities identified on Schedule 1 as “Existing Tenant” (individually and collectively, “Existing Tenant”) and a “New Tenant” (individually and collectively, “New Tenant” and with Existing Tenant, “Tenant”).
RECITALS
A.Existing Landlord and Existing Tenant are parties to that certain Master Lease and Security Agreement dated as of April 26, 2018 (as amended, the “Master Lease”); and
B.Ventas, Inc. (“Ventas”) and Brookdale Senior Living, Inc. (“Brookdale”) are parties to that certain letter agreement (the “Side Letter”) dated April 26, 2018; and
C.The parties hereto, together with certain parties to the Separate Leases (as defined in the Side Letter) are parties to that certain Lease Combination Agreement (“LCA”) dated as of April 26, 2018 pursuant to which a Combination Notice was, pursuant to the terms of the Side Letter, deemed to have been delivered (i) adding certain Subject Facilities (as defined in the LCA) and the New Landlord and New Tenant to the Lease when the debt encumbering the Subject Facilities identified on Schedule 1A (the “New Facilities”) was repaid, and (ii) removing the same from applicable Separate Leases (as defined in the LCA), each effective August 1, 2018 (the “Combination Effective Date”); and
D.Additionally, Tenant has requested that Landlord reimburse Tenant for certain improvements previously made to the Facility known as “Brookdale Chatfield” with a street address of One Chatfield Drive, West Hartford, CT, 06110 (the “Brookdale Chatfield”), in the amount of $[***] at a [***]% return (the “Chatfield Reimbursement”); and
E.Landlord has agreed to reimburse Tenant for such amount subject to execution of this Amendment and, concurrently herewith, Landlord has funded such amount to Tenant; and
F.Landlord and Tenant wish to amend the Master Lease as set forth herein.
    NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

1.    Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Lease.
2.    Amendments to Lease. As of the Effective Date, the Master Lease included the terms of Section 1.2 of Exhibit H of the Master Lease (as such Exhibit H is amended and restated pursuant to Section 2.8 of this Amendment). Without limiting the foregoing, the Master Lease is amended as follows:
2.1.    From and after the Combination Effective Date, the Minimum Rent (the “Old Minimum Rent”) under the Master Lease as of immediately prior to the Combination Effective Date shall be deemed to have been increased by $16,287,536 (being the aggregate Hypothetical Minimum Rent of the New Facilities immediately prior to the Combination Effective Date), resulting in Minimum Rent for the period from the Combination Effective Date through August 31, 2018 to be equal to $159,592,568 per annum. The Initial Term shall be deemed to have commenced, with respect to each Applicable Facility, on the commencement date that is applicable to such Applicable Facility as provided in the applicable Separate Lease. The Existing Lease that applied to each Applicable Facility immediately prior to the Combination Effective Date shall be deemed to be such applicable Separate Lease.
2.2.    As of the date hereof, on account of the Chatfield Reimbursement, the Minimum Rent for the Lease Year ending on December 31, 2018 is increased by $78,652 to the rate of $159,671,220 per annum. Such increase shall not limit the terms of Section 4.1.6 of the Lease.
2.3.    From and after the Combination Effective Date, the Premises, the Facilities and the Landlord Personal Property shall be deemed to include the property described on Exhibit B to this Amendment.
2.4.    For the avoidance of doubt, the provisions of Section 2.3 of the Master Lease shall apply with respect to the addition of each Applicable Facility, except that with respect to such Applicable Facility, the “Effective Date” for such Applicable Facility shall be deemed to be the Combination Effective Date.
2.5.    The definition of “Agreed Rate” in Exhibit A of the Master Lease is hereby deleted and replaced with the following:
“Agreed Rate” shall mean, for any month, a rate per annum equal to 4% per annum plus the highest prime rate reported in the Money Rates column or section of The Wall Street Journal published on the first Business Day of that month, as having been the prime rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) as of the first Business Day of such month. If The Wall Street Journal ceases publication of the prime rate, the “Agreed Rate” shall mean the prime rate (or base rate) announced by JP Morgan Chase Bank, N.A., New York, New York, or its successors (whether or not such rate has actually been charged by such bank). If such bank discontinues the practice of announcing the prime rate, the “Agreed Rate” shall

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

mean 4% per annum plus the highest rate charged by such bank on short-term, unsecured loans to its more creditworthy large corporate borrowers.
2.6.    Exhibit B to the Master Lease is hereby amended to add the information as set forth in Exhibit B attached hereto.
2.7.    Exhibit G to the Master Lease is hereby amended to add the information as set forth in Exhibit G attached hereto.
2.8.    Exhibit H to the Master Lease is hereby amended and restated as set forth in Exhibit H attached hereto, and all references to Exhibit H in this Amendment refer to Exhibit H attached hereto.
2.9.    Schedule 1 to the Master Lease is hereby replaced with Schedule 1 attached hereto to reflect, as of the Combination Effective Date (after giving effect to the addition of each Applicable Facility to the Master Lease and the increase in Minimum Rent described above), (i) the Landlords, the Tenants, and the facility information for each of the Facilities, and (ii) the Tenant’s Proportionate Shares (shown to three decimal places).
2.10.    Schedule 1A to the Master Lease is hereby amended to add the information as set forth in Schedule 1A attached hereto.
2.11.    Schedule 2.3.1 to the Master Lease is hereby amended to add the information as set forth in Schedule 2.3.1 attached hereto.
2.12.    Schedule 5.3(b) to the Master Lease is hereby amended and restated as set forth in Schedule 5.3(b) attached hereto.
2.13.    Schedule 5.10.1 to the Master Lease is hereby amended to add the information as set forth in Schedule 5.10.1 attached hereto.
3.    Lease Combination.    As of the Combination Effective Date, each New Tenant (the “Applicable Tenant”) and each New Landlord (the “Applicable Landlord”) under the Separate Lease with respect to the applicable New Facility (the “Applicable Facility”) combined the Master Lease and such Separate Lease into a single Lease as provided in Section 14.1 and Exhibit H (the “Lease Combination Provisions”) of the Master Lease. For purposes of the Lease Combination Provisions, the Master Lease is the Surviving Lease, the Combination Effective Date is the Surviving Lease Date, such Separate Lease is a Combination Lease, and the Applicable Facility is the “Additional Property.” For the avoidance of doubt, this Section 3 shall be deemed to have combined each such Separate Lease, as it relates to the Applicable Facility, into the Master Lease, such that the Master Lease governs with respect to the Applicable Facility from and after the Combination Effective Date.
4.    Assumption by Landlord. As of the Combination Effective Date, Applicable Landlord joined in and agreed to be bound by the Master Lease as a Master Lease Landlord

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

thereunder and assumes the obligations of (and been assigned the rights of) a landlord under the Master Lease.
5.    Assumption by Tenant. As of the Combination Effective Date, Applicable Tenant joined in and agreed to be bound by the Master Lease as a Master Lease Tenant thereunder and assumed all of the obligations of (and was assigned the rights of) a tenant under the Master Lease. Further, and as provided in Section 1.2.5 of Exhibit H of the Master Lease, Applicable Tenant was deemed to have acknowledged and agreed that, as a Master Lease Tenant under the Master Lease, it shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Combination Lease insofar as they relate to the Applicable Facility that were not paid, performed and satisfied in full prior to the Combination Effective Date.
6.    Deposits. Deposits held by the Applicable Landlord under any Separate Lease with respect to the Applicable Facility shall be treated in accordance with the terms of the Side Letter.
7.    Miscellaneous.
7.1.    Consistency. Whether or not specifically modified or amended by the provisions of this Amendment, all of the provisions, schedules and exhibits of the Master Lease and the Separate Leases shall be deemed to have been amended (i) to the extent necessary to make such provisions, schedules and exhibits consistent with the modifications and amendments provided for in the preceding portions of this Amendment, and (ii) to the extent necessary to give effect to the purpose and intent of this Amendment.
7.2.    Integrated Agreement; Modifications; Waivers. This Amendment, and the Master Lease as amended hereby, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.
7.3.    Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.
7.4.    Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease, the terms of this Amendment shall control.
7.5.    Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:

BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by Todd Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood,Tennessee, this 31st day of August, 2018.

(SEAL)
/s/ Linda B. DeVault
Notary Public
Print Name: Linda B. DeVault
My commission expires: 11-18-19
Acting in the County of: Williamson

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-THE BERKSHIRE OF CASTLETON, L.P., a Delaware limited partnership

By: BLC-The Berkshire of Castleton, LLC, a Delaware limited liability company, its General Partner

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By: BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership

By: BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership
By: BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 5 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 4 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SUMMERVILLE 14 LLC, a Delaware limited liability company

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

SUMMERVILLE 15 LLC, a Delaware limited liability company

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

SUMMERVILLE 16 LLC, a Delaware limited liability company

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

SUMMERVILLE 17 LLC, a Delaware limited liability company

By:  /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title:  Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by Todd Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood,Tennessee, this 31st day of August, 2018.

(SEAL)
/s/ Linda B. DeVault
Notary Public
Print Name: Linda B. DeVault
My commission expires: 11-18-19
Acting in the County of: Williamson

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ALS LEASING, INC., a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc.., a Delaware corporation (“Company”), by Todd Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood,Tennessee, this 31st day of August, 2018.

(SEAL)
/s/ Linda B. DeVault
Notary Public
Print Name: Linda B. DeVault
My commission expires: 11-18-19
Acting in the County of: Williamson

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By: Ventas, Inc., a Delaware corporation, its general partner

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Sr. Vice President & Chief Tax Officer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

ACKNOWLEDGEMENT

STATE OF Kentucky     )
            ) :ss.:
COUNTY OF Jefferson     )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the general partner of PSLT OP, L.P., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALT Properties I, LLC, by Brian K. Wood, its VP & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 31st day of August, 2018.

(SEAL)
/s/ Kristin M. Ashley
Notary Public
Print Name: Kristin M. Ashley
My commission expires: 2/1/2020
Acting in the County of: Jefferson

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

ACKNOWLEDGEMENT

STATE OF Kentucky     )
            ) :ss.:
COUNTY OF Jefferson     )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brian K. Wood, VP & Treasurer of PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company (“Company”), which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 31st day of August, 2018.

(SEAL)
/s/ Kristin M. Ashley
Notary Public
Print Name: Kristin M. Ashley
My commission expires: 2/1/2020
Acting in the County of: Jefferson

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By:  /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
ACKNOWLEDGEMENT

STATE OF Kentucky     )
            ) :ss.:
COUNTY OF Jefferson     )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company corporation (“Company”), by Brian K. Wood, its VP & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 31st day of August, 2018.

(SEAL)
/s/ Kristin M. Ashley
Notary Public
Print Name: Kristin M. Ashley
My commission expires: 2/1/2020
Acting in the County of: Jefferson

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
MLD PROPERTIES, INC., a Delaware corporation By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
ACKNOWLEDGEMENT

STATE OF Kentucky     )
            ) :ss.:
COUNTY OF Jefferson     )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company (“Company”), by Brian K. Wood, its VP & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 31st day of August, 2018.

(SEAL)
/s/ Kristin M. Ashley
Notary Public
Print Name: Kristin M. Ashley
My commission expires: 2/1/2020
Acting in the County of: Jefferson

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

ACKNOWLEDGEMENT

STATE OF Kentucky     )
            ) :ss.:
COUNTY OF Jefferson     )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared NHP MCCLAIN, LLC, a Delaware limited liability company (“Company”), by Brian K. Wood, its VP & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 31st day of August, 2018.

(SEAL)
/s/ Kristin M. Ashley
Notary Public
Print Name: Kristin M. Ashley
My commission expires: 2/1/2020
Acting in the County of: Jefferson

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

CONSENT AND REAFFIRMATION OF GUARANTOR
THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 1 to Master Lease and Security Agreement effective as of September 1, 2018 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).
BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Guaranty dated as of April 26, 2018 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the Lease.
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:
1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.
2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.
3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation
By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: EVP, Corporate Development

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ADDITIONS TO EXHIBIT B
Legal Descriptions
1.    Brookdale Bonita Springs (VTR ID - [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0154

2.    Brookdale West Boynton Beach (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0154

3.    Brookdale Jensen Beach (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0154

4.    Brookdale Alliance (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

5.    Brookdale Westerville (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

6.    Brookdale Evansville (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

7.    Brookdale Inver Grove Heights (VTR ID - [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

8.    Brookdale Kenmore (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

9.    Brookdale Leawood State Line (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

10.    Brookdale El Camino (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

11.    Brookdale Niskayuna (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

12.    Brookdale Northville (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

13.    Brookdale Puyallup South (VTR ID – [***])    (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

14.    Brookdale Centre Pointe Boulevard (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

15.    Brookdale Topeka (VTR ID – [***])    (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

16.    Brookdale West Melbourne MC (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

17.    Brookdale Williamsville (VTR ID – [***]) (BKD ID – [***])
See legal description for such Applicable Facility as included in lease LS0053

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ADDITIONS TO EXHIBIT G
Restrictive Covenants
[***]
[2 pages omitted]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT H

1.
Combination of Properties. If Landlord desires to combine this Lease with one or more properties (“Additional Properties”) under a Combination Lease, Tenant shall execute an amendment to this Lease pursuant to which (a) if this Lease is the Surviving Lease, the Additional Properties covered by the Combination Lease are added as Facilities under this Lease and otherwise merged into this Lease or (b) if the Combination Lease is the Surviving Lease, the Facilities covered by this Lease are added as Facilities under the Combination Lease and otherwise merged into the Combination Lease, in each case subject to this Exhibit H. Notwithstanding anything to the contrary contained in this Lease, unless Tenant agrees otherwise (in its sole discretion), this Lease shall at all times be the “Surviving Lease” (and Landlord shall be deemed to have elected or chosen this Lease as the Surviving Lease) if Landlord elects to combine this Lease with any other lease or agreement pursuant to this Exhibit H.

1.1.
Surviving Lease. References in this Lease to the “Surviving Lease” shall mean and refer to whichever of this Lease or the Combination Lease is chosen or deemed chosen by Landlord to be the Surviving Lease.

1.2.
Lease Amendments Where This Lease Survives. If this Lease is the Surviving Lease, effective as of the date specified in Section 1.3 of this Exhibit H (the “Surviving Lease Date”), this Lease shall be deemed to be amended as follows:

1.2.1.
The Additional Properties shall be included as Facilities under this Lease and the appropriate exhibits to this Lease shall be amended to add the addresses and legal descriptions of such Additional Properties;

1.2.2.	Minimum Rent under this Lease shall be the combination of the respective amounts of the Minimum Rent under this Lease and the Combination Lease;

1.2.3.
The term, any rental escalations and extension rights applicable to any Additional Property under a Combination Lease shall apply with respect to such Additional Property under this Lease after the combination (notwithstanding the terms of this Lease);

1.2.4.	Schedule 1 and the Proportionate Shares shall be amended as provided in Section 2.6 of this Exhibit H;

1.2.5.
Subject to the terms of Section 7 of this Lease, Tenant under this Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Combination Lease, insofar as they relate to the Additional Properties, that were not paid, performed and satisfied in full prior to the Surviving Lease Date, and, without limitation of the foregoing, (1) any “Event of Default” that had occurred, arisen or accrued under the Combination Lease prior to the Surviving Lease Date shall be, and shall be deemed to be, an “Event of Default” under this Lease

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(subject to the characterization of such Event of Default pursuant to Section 2.5 of the Omnibus Agreement), as to which the rights and remedies and other provisions of this Lease shall be applicable, (2) any breach or default that had occurred, arisen or accrued under the Combination Lease prior to the Surviving Lease Date but had not yet become an Event of Default under the Combination Lease as of the Surviving Lease Date shall be, and be deemed to be, a breach or default under this Lease, as to which the cure periods, rights and remedies and other provisions of this Lease shall be applicable, and (3) with respect to any breach or default described in clause (2) above, although the cure periods, rights and remedies and other provisions of this Lease shall be applicable, the portion of any cure period under the Combination Lease that had elapsed as of the Surviving Lease Date shall be counted in determining whether and when the applicable cure period under this Lease has expired. Notwithstanding the foregoing or anything to the contrary contained herein, Landlord shall not have the right to combine into this Lease any Combination Lease that has an existing Master Lease Event of Default (other than a monetary Event of Default);

1.2.6.
The Additional Properties shall otherwise be incorporated into this Lease as Facilities included under this Lease the same as if this Lease, from the inception of this Lease, had included such Facilities as Facilities under this Lease on the rent and other economic terms described in the Combination Lease (and, in such regard, any provisions of the Combination Lease that apply particularly, or in a particular manner, to any or all of the Additional Properties shall continue to apply thereto under this Lease (e.g., if an Additional Property is located in a particular jurisdiction and, under the Combination Lease, particular provisions apply thereto on account thereof, such provisions shall continue to apply to such Additional Property under this Lease, as the Surviving Lease)); and

1.2.7.
In addition to the foregoing, this Lease (and/or the Combination Lease), as applicable, shall each be equitably modified (to the extent necessary) in connection with the addition of Additional Properties to this Lease to ensure that Tenant’s rights (economic or otherwise) are not reduced, and its obligations (economic or otherwise) are not increased, under either of this Lease or the Combination Lease, in each case in any material respect.

1.3.
Surviving Lease Date. In the case of any combination of leases pursuant to Section 14.1 and this Exhibit H, such combination shall be effective on the date the required amendments to this Lease and the Combination Lease are fully executed and delivered by the parties thereto.

1.4.
Additional Actions. Landlord and each Tenant shall take such actions and execute and deliver such documents, including required amendments to this Lease and the Combination Lease, as are reasonably necessary and appropriate to effectuate fully the provisions and intent of Section 14.1 and Section 1 of this Exhibit H.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.
New Lease. If Landlord elects to separate from this Lease one or more Transferred Facilities and move them to a New Lease, Tenant shall execute such New Lease and an amendment to this Lease, pursuant to the terms of this Section 2.

2.1.
New Lease Terms. Landlord and Tenant shall execute a New Lease for such Transferred Facilities, effective as of the date specified in Section 2.3 of this Exhibit H (the “Property Transfer Date”), in the same form and substance as this Lease (and Landlord shall be deemed to have elected or chosen the terms of such New Lease as the governing terms if Landlord elects to combine such New Lease with any other lease or agreement pursuant to its terms), but with the following changes thereto:

2.1.1.
The initial Minimum Rent for such Transferred Facilities shall be an amount of Minimum Rent allocable to the Transferred Facilities immediately prior to the Property Transfer Date (based upon the Proportionate Shares of such Transferred Facilities and as described in Section 2.7 of this Exhibit H). The term, any rental escalations and extension rights applicable to any Transferred Facilities under this Lease shall apply under the New Lease after the combination, provided (i) extension rights shall apply in the same manner as required under this Lease and (ii) any escalation shall be applied in the full amount required as if such Transferred Facilities had been under the New Lease for a full year, notwithstanding that the period from the Property Transfer Date to the rent escalation date may be less than one full year.

2.1.2.	The Proportionate Shares for the Transferred Facilities shall be determined as provided in Section 2.7 of this Exhibit H.

2.1.3.
The New Lease shall provide that each Tenant thereunder shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Transferred Facilities subject to the New Lease, that were not paid, performed and satisfied in full prior to the Property Transfer Date (and Tenant under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the Property Transfer Date), and shall further provide that the Tenant thereunder shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of Tenant under this Lease arising after the Property Transfer Date.

2.1.4.	At the election of Landlord, any one or more of the provisions of the New Lease pertaining to the REIT Requirements of any REIT Affiliate shall be deleted.

2.1.5.
Such New Lease shall contain escrow and capital expenditures deposits in the same manner or fashion as described in this Lease. Such amounts under the New Lease shall initially be funded by Landlord from the Escrow Deposits and Facility Upgrade Deposits credited to Tenant, with the Escrow Deposits and Facility Upgrade Deposits under the New Lease to be equal to such amounts, as determined by Landlord, in its

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

reasonable discretion, as are held by Landlord under this Lease with respect to the Transferred Facilities immediately prior to the Property Transfer Date; provided, however, that any such determination by Landlord that changes the then-applicable allocations of such Escrow Deposits or Facility Upgrade Deposits shall in no event increase (or result in any increase in) the amount of Escrow Deposits or Facility Upgrade Deposits that Tenant is required to deposit, in the aggregate, under this Lease and the New Lease.

2.1.6.
Such New Lease shall be guaranteed in the same manner or fashion as this Lease. Such New Lease shall remain subject to the Lease Guaranty for so long as the Facilities subject to such New Lease are owned by Ventas or a wholly owned Affiliate of Ventas. Contemporaneously with the transfer of any Facility(ies) under a New Lease to a party that is not Ventas or a wholly-owned Affiliate of Ventas (a “Third Party”), Tenant shall cause Guarantor to execute and deliver to Landlord a Lease Guaranty in the same form and substance with respect to the New Lease and the duties, liabilities and other obligations of Tenant under such New Lease as such Guarantor’s Lease Guaranty with respect to this Lease and the duties, liabilities and other obligations of Tenant under this Lease (a “New Guaranty”); provided that if, in one transaction or in a series of related transactions, Landlord transfers 15 or fewer Facilities to any Third Party, the New Guaranty with respect to such Facilities shall not include any “Portfolio Coverage Ratio” requirement or any “Landlord Termination Right Period” or the rights associated therewith.

2.2.
Amendments to this Lease. Upon execution of such New Lease, and effective as of the Property Transfer Date, this Lease shall be deemed to be amended to provide that (a) the Transferred Facilities shall be excluded from the Facilities hereunder, (b) Minimum Rent hereunder shall be reduced by the amount of the Minimum Rent allocable to the Transferred Facilities (based upon the Proportionate Shares of such Transferred Facilities and as described in Section 2.6 of this Exhibit H) and (c) Schedule 1 of this Lease shall be amended as provided in Section 2.7 of this Exhibit H. Such amendments shall occur automatically and without the necessity of any further action by Landlord or Tenant, but, at Landlord’s election, the same shall be reflected in a formal amendment to this Lease, which amendment shall be promptly executed by Tenant.

2.3.	Effective Date. Any New Lease shall be effective on the date the New Lease and the New Guaranty (if applicable) are fully executed and delivered by the parties thereto.

2.4.
Other Undertakings. Tenant shall take such actions and execute and deliver such documents, including the New Lease and causing Guarantor to execute and deliver the New Guaranty (if applicable), and if requested by Landlord, an amendment to this Lease, as are reasonably necessary and appropriate to effect fully the provisions and intent of this Section 2 of this Exhibit H, and Landlord shall execute and deliver an amendment of this Lease in accordance with Section 2.2 of this Exhibit H.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.5.
Renewal Rights under this Lease and Other Leases. Notwithstanding anything to the contrary contained in Section 3 of this Lease, this Exhibit H or elsewhere in this Lease, Tenant acknowledges and agrees that (a) any purported Renewal Notice sent by it under this Lease shall be void and of no force or effect unless, simultaneously with the issuance of any such Renewal Notice, the tenant under each of the Other Leases that is co-terminous with this Lease and that remains in effect, also issues a Renewal Notice (as such term may be defined in such Other Leases) with respect to the property(ies) to which each such Other Lease applies and (b) if the tenant under any such Other Lease is for any reason precluded by the terms of such Other Lease from exercising its renewal rights thereunder (e.g., due to the existence of a Master Lease Event of Default (after giving effect to the Omnibus Agreement), Tenant shall be precluded from exercising its renewal rights under this Lease.

2.6.
New Proportionate Shares. As of the Effective Date, Schedule 1 includes, with respect to each Facility, the proportionate share of Minimum Rent allocated to such Facility (the “Proportionate Share”), which Proportionate Share is expressed as a percentage (to two decimal places) and is subject to adjustment as follows:

2.6.1.
Deletion of a Facility(ies) pursuant to Section 7.4.12. In the event a Facility or Facilities are removed from this Lease as provided in Section 7.4.12, Schedule 1 to this Lease shall be revised to remove the allocations of Minimum Rent and the Proportionate Share(s) for the Deleted Facility(ies), and to recalculate the Proportionate Shares applicable to the remaining Facilities set forth on such Schedule 1 so that each remaining Facility shall have a Proportionate Share equal to the percentage that the Proportionate Share for such remaining Facility, prior to such revision of Schedule 1, comprises of the aggregate Proportionate Shares, prior to such revision of Schedule 1, for all of the Facilities remaining under this Lease such that the aggregate of all of such recalculated Proportionate Shares equals 100%.

2.6.2.
Combination of Leases pursuant to Section 14.1 and Exhibit H. In the event this Lease is combined with a Combination Lease as provided in Section 14.1 and this Lease is the Surviving Lease, Schedule 1 to this Lease shall be amended so as to add thereto the Proportionate Share(s) relative to the Facility(ies) under the Combination Lease that was/were previously included in Schedule 1 to the Combination Lease, and the Proportionate Share(s) of the Facility(ies) included in this Lease (including the additional Facility(ies) from the Combination Lease) shall be recalculated so that each such Facility shall have a Proportionate Share equal to the percentage that the Minimum Rent allocable to such Facility (which allocable portion of Minimum Rent shall remain equal to the share of Minimum Rent that was allocated to such Facility under this Lease or the Combination Lease, as applicable, prior to the combination of such leases pursuant to such Section 14.1 and Exhibit H) comprises of the aggregate Minimum Rent for all Facilities included in this Lease (including the Additional Properties) and so that the aggregate of all Proportionate Shares equals 100%.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.7.	New Lease pursuant to Section 14.2 and Exhibit H. In the event a New Lease is entered into pursuant to Section 14.2 and Exhibit H:

2.7.1.
Such New Lease shall include a schedule comparable to Schedule 1 of this Lease, and such schedule shall include therein a Proportionate Share for each Facility covered by the New Lease equal to the percentage that the Minimum Rent allocable to such Facility under the New Lease comprises of the aggregate Minimum Rent for all Facilities under such New Lease (and the aggregate of all such Proportionate Shares under such New Lease shall equal 100%); and

2.7.2.
Upon the execution of such New Lease, and effective as of the Property Transfer Date, Schedule 1 of this Lease shall be deemed amended so as to remove the Proportionate Shares for the Transferred Facilities, and the Proportionate Shares for the Facilities remaining under this Lease shall be recalculated so that each such Facility shall have a Proportionate Share equal to the percentage that the Minimum Rent for such Facility comprises of the aggregate Minimum Rent for all Facilities remaining under this Lease, and so that the aggregate of all Proportionate Shares remaining under this Lease equals 100%. Such amendments shall occur automatically and without the necessity of any further action by Landlord or Tenant, but, at Landlord’s election, the same shall be reflected in a formal amendment to this Lease, which amendment shall be promptly executed by Tenant.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 1
FACILITY INFORMATION: BUSINESS, UNITS, ETC.
“ALF” = Assisted Living Community
“ALZ” = Memory Care Community
“ILF” = Independent Living Community
“SNF” = Skilled Nursing Facility
*Each Landlord listed with an asterisk after its name is a New Landlord, and each Landlord without an asterisk after its name is an "Existing Landlord". Each Tenant listed with an asterisk after its name is a New Tenant, and each Tenant without an asterisk after its name is an "Existing Tenant".

VTR ID	BKD ID	Community Name	Landlord	Tenant	Address	Type	No. of Units	Tenant’s Proportionate Share	Listed Sale Facility
[***]	[***]	Northbrook	Ventas Realty, Limited Partnership	Brookdale Living Communities of Illinois-GV, LLC	4501 Concord Lane, Northbrook, IL, 60062	IL/AL	220	[***]	[***]
[***]	[***]	Lake Shore Drive	Brookdale Living Communities of Illinois-2960, LLC	BLC-The Hallmark, LLC	2960 North Lake Shore Drive, Chicago, IL, 60657	IL/AL	337	[***]	[***]
[***]	[***]	Lake View	Brookdale Living Communities of Illinois-HV, LLC	BLC-Kenwood of Lake View, LLC	3121 North Sheridan Road, Chicago, IL, 60657	IL/AL	254	[***]	[***]
[***]	[***]	Farmington	Brookdale Living Communities of Connecticut, LLC	BLC-Gables at Farmington, LLC	20 Devonwood Drive, Farmington, CT, 6032	IL/AL	168	[***]	[***]
[***]	[***]	Hoffman Estates	PSLT-BLC Properties Holdings, LLC	BLC-Devonshire of Hoffman Estates, LLC	1515 Barrington Road, Hoffman Estates, IL, 60169	IL/AL	249	[***]	[***]
[***]	[***]	Castleton	PSLT-BLC Properties Holdings, LLC	BLC-The Berkshire of Castleton, L.P.	8480 Craig Street, Indianapolis, IN, 46250	AL	137	[***]	[***]
[***]	[***]	Springs Mesa	Brookdale Living Communities of Arizona-EM, LLC	BLC-Springs at East Mesa, LLC	6220 East Broadway Rd, Mesa, AZ, 85206	IL/AL	186	[***]	[***]
[***]	[***]	Quincy Bay	Brookdale Living Communities of Massachusetts-RB, LLC	BLC-River Bay Club, LLC	99 Brackett Street, Quincy, MA, 02169	IL/AL	281	[***]	[***]
[***]	[***]	Redwood City	Brookdale Living Communities of California-RC, LLC	BLC-Woodside Terrace, L.P.	485 Woodside Road, Redwood City, CA, 94061	IL/AL	271	[***]	[***]
[***]	[***]	San Jose	Brookdale Living Communities of California, LLC	BLC-Atrium at San Jose, L.P.	1009 Blossom River Way, San Jose, CA, 95123	IL/AL/ALZ	294	[***]	[***]
[***]	[***]	San Marcos	Brookdale Living Communities of California-San Marcos, L.P.	BLC-Brookdale Place at San Marcos, L.P.	1590 W. San Marcos Blvd., San Marcos, CA, 92069	AL	209	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Santa Fe	PSLT-BLC Properties Holdings, LLC	BLC-Ponce de Leon, LLC	640 Alta Vista, Santa Fe, NM, 87505	IL/AL	143	[***]	[***]
[***]	[***]	Park Place	Brookdale Living Communities of Washington-PP, LLC	BLC-Park Place, LLC	601 South Park Road, Spokane, WA, 99212	IL/AL/ALZ	190	[***]	[***]
[***]	[***]	Hawthorn Lakes IL/AL	Brookdale Living Communities of Illinois-II, LLC	BLC-Hawthorne Lakes, LLC	10 E. Hawthorn Parkway, Vernon Hills, IL, 60061	IL/AL	201	[***]	[***]
[***]	[***]	Hawthorn Lakes AL	PSLT-BLC Properties Holdings, LLC	BLC-The Willows, LLC	10 E. Hawthorn Parkway, Vernon Hills, IL, 60061	AL	50	[***]	[***]
[***]	[***]	Evesham	Brookdale Living Communities of New Jersey, LLC	BLC-Brendenwood, LLC	1 Brendenwood Drive, Voorhees Township, NJ, 08043	AL	145	[***]	[***]
[***]	[***]	Chatfield	PSLT-BLC Properties Holdings, LLC	BLC-Chatfield, LLC	One Chatfield Drive, West Hartford, CT, 06110	IL/AL/ALZ	201	[***]	[***]
[***]	[***]	West Palm Beach	Brookdale Living Communities of Florida-CL, LLC	Brookdale Living Communities of Florida, Inc.	6100 Common Circle, West Palm Beach, FL, 33417	IL/AL	290	[***]	[***]
[***]	[***]	Lisle SNF	Ventas Realty, Limited Partnership	Brookdale Living Communities of Illinois-DNC, LLC	1800 Robin Lane, Lisle, IL, 60532	SNF	82	[***]	[***]
[***]	[***]	Boulder Creek	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	3375 34th Street, Boulder, CO, 80301	AL	76	[***]	[***]
[***]	[***]	Forest Grove	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	3110 19th Avenue, Forest Grove, OR, 97116	AL	88	[***]	[***]
[***]	[***]	Mt. Hood	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	25200 S.E. Stark Street, Gresham, OR, 97030	AL	77	[***]	[***]
[***]	[***]	Richland	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	1629 George Washington Way, Richland, WA, 99354	AL	114	[***]	[***]
[***]	[***]	Allenmore AL	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	3615 S. 23rd Street, Tacoma, WA, 98405	AL	68	[***]	[***]
[***]	[***]	Denton North	NH Texas Properties Limited Partnership	Brookdale Senior Living Communities, Inc.	2525 North Hinkle Drive, Denton, TX, 76201	AL	37	[***]	[***]
[***]	[***]	Ennis	NH Texas Properties Limited Partnership	Brookdale Senior Living Communities, Inc.	2500 Yorkstown, Ennis, TX, 75119	AL	33	[***]	[***]
[***]	[***]	Broken Arrow	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	4001 S Aspen Road, Broken Arrow, OK, 74011	AL / ALZ	69	[***]	[***]
[***]	[***]	Salina Fairdale	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	2251 East Crawford, Salina, KS, 67401	AL	40	[***]	[***]
[***]	[***]	Tavares	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	2232 Dora Avenue, Tavares, FL, 32778	AL	42	[***]	[***]
[***]	[***]	Greenville AL/MC	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	1401 N. Broadway, Greenville, OH, 45331	AL / ALZ	66	[***]	[***]
[***]	[***]	Avondale	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	4455 Merrimac Avenue, Jacksonville, FL, 32210	AL	42	[***]	[***]
[***]	[***]	Springdale	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	11320 Springfield Pike, Springdale, OH, 45246	AL / ALZ	41	[***]	[***]
[***]	[***]	Palm Coast	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	3 Club House Drive, Palm Coast, FL, 32137	AL	42	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Rotonda	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	550 Rotonda Blvd West, Rotonda West, FL, 33947	AL	42	[***]	[***]
[***]	[***]	Yakima	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	4100 West Englewood Avenue, Yakima, WA, 98908	AL	73	[***]	[***]
[***]	[***]	Falling Creek	MLD Properties, Inc.	Brookdale Senior Living Communities, Inc.	910 29th Avenue NE, Hickory, NC, 28601	AL	42	[***]	[***]
[***]	[***]	Chandler Ray Road	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	2800 West Ray Rd, Chandler, AZ, 85224	AL	52	[***]	[***]
[***]	[***]	Allenmore - IL	2010 Union Limited Partnership	Brookdale Senior Living Communities, Inc.	2010 S. Union Avenue, Tacoma, WA, 98405	IL	118	[***]	[***]
[***]	[***]	South Windsor	Ventas Realty, Limited Partnership	SW Assisted Living, LLC	1715 Ellington Road, South Windsor, CT, 06074	AL/ALZ	81	[***]	[***]
[***]	[***]	Anaheim	Ventas Realty, Limited Partnership	Summerville at Fairwood Manor, LLC	200 North Dale Street, Anaheim, CA, 92801	AL/ALZ	115	[***]	[***]
[***]	[***]	Tracy	Ventas Realty, Limited Partnership	Summerville at Heritage Place, LLC	355 West Grant Line Road, Tracy, CA, 95376	AL/ALZ	131	[***]	[***]
[***]	[***]	Cushing Park	Ventas Framingham, LLC	Summerville 5 LLC	300 West Farm Pond Road, Framingham, MA, 01702	IL/AL/ALZ	225	[***]	[***]
[***]	[***]	Cape Cod	Ventas Whitehall Estates, LLC	Summerville 4 LLC	790 Falmouth Road, Hyannis, MA, 02601	AL/ALZ	80	[***]	[***]
[***]	[***]	Deer Creek AL/MC	Ventas Realty, Limited Partnership	Summerville 17 LLC	2403 West Hillsboro Boulevard, Deerfield Beach, FL, 33442	AL/ALZ	128	[***]	[***]
[***]	[***]	Salem AL (VA)	Nationwide Health Properties, LLC	Summerville at Ridgewood Gardens LLC	2001 Ridgewood Drive, Salem, VA, 24153	AL/ALZ	74	[***]	[***]
[***]	[***]	Austintown	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	1420 South Canfield Niles Road, Austintown, OH, 44515	ALZ	32	[***]	[***]
[***]	[***]	Beavercreek	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3839 Indian Ripple Road, Beavercreek, OH, 45440	AL	42	[***]	[***]
[***]	[***]	Cary	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	7870 Chapel Hill Road, Cary, NC, 27513	ALZ	44	[***]	[***]
[***]	[***]	Clinton IL	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	99 Brookside Drive, Clinton, NY, 13323	IL	84	[***]	[***]
[***]	[***]	Vista Grande	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	2780 Vickers Drive, Colorado Springs, CO, 80918	AL	67	[***]	[***]
[***]	[***]	Eden Prairie	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	7513 Mitchell Road, Eden Prairie, MN, 55344	ALZ	46	[***]	[***]
[***]	[***]	Kenosha	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	10108 74th Street, Kenosha, WI, 53142	ALZ	54	[***]	[***]
[***]	[***]	LaCrosse MC	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3161 South Avenue, La Crosse, WI, 54601	ALZ	32	[***]	[***]
[***]	[***]	LaCrosse AL	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3141 East Avenue South, La Crosse, WI, 54601	AL	52	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Alderwood	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	18706 36th Avenue West, Lynnwood, WA, 98037	ALZ	60	[***]	[***]
[***]	[***]	Marion AL (IN)	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	2452 West Kem Road, Marion, IN, 46952	AL	42	[***]	[***]
[***]	[***]	East Arbor	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	6060 East Arbor Avenue, Mesa, AZ, 85206	AL	50	[***]	[***]
[***]	[***]	East Niskayuna	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	2861 Troy Schenectady Road, Schenectady, NY, 12309	ALZ	46	[***]	[***]
[***]	[***]	North Oaks	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	300 Village Center Drive, North Oaks, MN, 55127	ALZ	46	[***]	[***]
[***]	[***]	Oro Valley	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	10175 North Oracle Road, Oro Valley, AZ, 85704	ALZ	34	[***]	[***]
[***]	[***]	Pensacola	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	8700 University Parkway, Pensacola, FL, 32514	AL	50	[***]	[***]
[***]	[***]	Peoria	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	8989 West Greenbrian Drive, Peoria, AZ, 85382	AL	50	[***]	[***]
[***]	[***]	Pittsford	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	159 Sullys Trail, Pittsford, NY, 14534	ALZ	46	[***]	[***]
[***]	[***]	Plymouth	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	15855 22nd Avenue North, Plymouth, MN, 55447	ALZ	46	[***]	[***]
[***]	[***]	Portage AL	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3444 Swanson Road, Portage, IN, 46368	AL	42	[***]	[***]
[***]	[***]	Richmond	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3700 South A Street, Richmond, IN, 47374	AL	42	[***]	[***]
[***]	[***]	Salem AL (OH)	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	1916 South Lincoln Avenue, Salem, OH, 44460	AL	42	[***]	[***]
[***]	[***]	Summerfield	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	100 Summerfield Village Lane, Syracuse, NY, 13215	IL	84	[***]	[***]
[***]	[***]	Tempe	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	1610 East Guadalupe Road, Tempe, AZ, 85283	ALZ	46	[***]	[***]
[***]	[***]	East Tucson	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	8468 East Speedway Boulevard, Tucson, AZ, 85710	AL	46	[***]	[***]
[***]	[***]	Twin Falls	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	1367 Locust Street North, Twin Falls, ID, 83301	AL	70	[***]	[***]
[***]	[***]	Utica AL	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	45969 North Pointe Boulevard, Utica, MI, 48315	AL	58	[***]	[***]
[***]	[***]	Westampton	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	480 Woodlane Road, Westampton, NJ, 08060	ALZ	44	[***]	[***]
[***]	[***]	Winston-Salem	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	275 South Peace Haven Road, Winston-Salem, NC, 27104	ALZ	32	[***]	[***]
[***]	[***]	Winter Haven MC	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	6120 Cypress Gardens Boulevard, Winter Haven, FL, 33884	ALZ	32	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Winter Haven AL	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	6110 Cypress Gardens Boulevard, Winter Haven, FL, 33884	AL	42	[***]	[***]
[***]	[***]	Farmington Hills North	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	27900 Drake Road, Farmington Hills, MI, 48331	ALZ	28	[***]	[***]
[***]	[***]	Farmington Hills North II	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	27950 Drake Road, Farmington Hills, MI, 48331	ALZ	28	[***]	[***]
[***]	[***]	Utica MC	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	45959 North Pointe Blvd., Utica, MI, 48315	ALZ	28	[***]	[***]
[***]	[***]	Meridian AL	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	5346 Marsh Rd, Haslett, MI, 48840	AL	59	[***]	[***]
[***]	[***]	Troy MC	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	4900 Northfield Pky, Troy, MI, 48098	ALZ	46	[***]	[***]
[***]	[***]	Davison	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	432 East Clark Street, Davison, MI, 48423	AL	32	[***]	[***]
[***]	[***]	Delta MC	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	4235 Delta Commerce Drive, Delta Township, MI, 48917	ALZ	34	[***]	[***]
[***]	[***]	Grand Blanc MC	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	5130 Baldwin Road, Holly, MI, 48442	ALZ	46	[***]	[***]
[***]	[***]	Grand Blanc AL	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	5080 Baldwin Road, Holly, MI, 48442	AL	66	[***]	[***]
[***]	[***]	Troy AL	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	4850 Northfield Pky, Troy, MI, 48098	AL	66	[***]	[***]
[***]	[***]	Delta AL	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	7323 Delta Commerce Drive, Delta Township, MI, 48917	AL	19	[***]	[***]
[***]	[***]	Fort Myers The Colony	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	13565 American Colony Boulevard, Fort Myers, FL, 33912	ALZ	32	[***]	[***]
[***]	[***]	Ormond Beach West	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	240 Interchange Blvd., Ormond Beach, FL, 32174	ALZ	42	[***]	[***]
[***]	[***]	Crown Point	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	10050 Old Saint Augustine Road, Jacksonville, FL, 32257	ALZ	32	[***]	[***]
[***]	[***]	Manlius	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	100 Flume Road, Manlius, NY, 13104	AL	78	[***]	[***]
[***]	[***]	Onalaska	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	949 10th Avenue North, Onalaska, WI, 54650	AL	19	[***]	[***]
[***]	[***]	Sun Prairie	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	650 Broadway Drive, Sun Prairie, WI, 53590	ALZ	20	[***]	[***]
[***]	[***]	Mankato	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	100 Teton Lane, Mankato, MN, 56001	AL	19	[***]	[***]
[***]	[***]	Winona	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	835 E Belleview Street, Winona, MN, 55987	AL	19	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Middleton Century Ave	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	6916 Century Avenue, Middleton, WI, 53562	AL	19	[***]	[***]
[***]	[***]	Willmar	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	1501 19th Avenue SouthWest, Wilmar, MN, 56201	AL	19	[***]	[***]
[***]	[***]	Faribault	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	935 Spring Road, Faribault, MN, 55021	AL	19	[***]	[***]
[***]	[***]	Derby	JER/NHP Senior Living Kansas, Inc.	Assisted Living Properties, Inc.	1709 E Walnut Grove, Derby, KS, 67037	AL	25	[***]	[***]
[***]	[***]	Wellington	JER/NHP Senior Living Kansas, Inc.	Assisted Living Properties, Inc.	500 N Plum Street, Wellington, KS, 67152	AL	26	[***]	[***]
[***]	[***]	Barberton	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	487 Austin Drive, Barberton, OH, 44203	AL	42	[***]	[***]
[***]	[***]	Centennial Park	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	350 Union Road, Clayton, OH, 45322	AL	41	[***]	[***]
[***]	[***]	Marion AL/MC (OH)	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	308 Barks Road East, Marion, OH, 43302	AL / ALZ	43	[***]	[***]
[***]	[***]	Bartlesville South	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	3737 SE Camelot Drive, Bartlesville, OK, 74006	AL	33	[***]	[***]
[***]	[***]	Bethany	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	4101 N Council Road, Bethany, OK, 73008	AL	26	[***]	[***]
[***]	[***]	Kerrville	JER/NHP Senior Living Texas, L.P.	Assisted Living Properties, Inc.	725 Leslie Drive, Kerrville, TX, 78028	AL	37	[***]	[***]
[***]	[***]	Medical Center Whitby	JER/NHP Senior Living Texas, L.P.	Assisted Living Properties, Inc.	5996 Whitby Road, San Antonio, TX, 78240	AL	49	[***]	[***]
[***]	[***]	Western Hills	JER/NHP Senior Living Texas, L.P.	Assisted Living Properties, Inc.	3902 W Adams Avenue, Temple, TX, 76504	AL	42	[***]	[***]
[***]	[***]	Bonita Springs	VTR-EMRTS Holdings, LLC*	Summerville 14 LLC*	26850 South Bay Drive, Bonita Springs, FL, 34134	AL	148	[***]	[***]
[***]	[***]	West Boynton Beach	VTR-EMRTS Holdings, LLC*	Summerville 15 LLC*	8220 Jog Road, Boynton Beach, FL, 33472	AL/ALZ	147	[***]	[***]
[***]	[***]	Jensen Beach	VTR-EMRTS Holdings, LLC*	Summerville 16 LLC*	1700 NE Indian River Drive, Jensen Beach, FL, 34957	AL/ALZ	147	[***]	[***]
[***]	[***]	Alliance	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	1277 South Sawburg Road, Alliance, OH, 44601	AL	42	[***]	[***]
[***]	[***]	Westerville	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	6377 Cooper Road, Columbus, OH, 43231	AL/ALZ	43	[***]	[***]
[***]	[***]	Evansville	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	6521 Greendale Drive, Evansville, IN, 47711	AL	42	[***]	[***]
[***]	[***]	Inver Grove Heights	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	5891 Carmen Avenue, Inver Grove Heights, MN, 55076	AL	19	[***]	[***]
[***]	[***]	Kenmore	PSLT-ALS Properties IV, LLC*	ALS Properties Tenant II, LLC*	2971 Delaware Avenue, Kenmore, NY, 14217	AL	113	[***]	[***]
[***]	[***]	Leawood State Line	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	12724 State Line Road, Leawood, KS, 66209	ALZ	34	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	El Camino	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	4723 Surfwood Lane, Pueblo, CO, 81005	AL	64	[***]	[***]
[***]	[***]	Niskayuna	PSLT-ALS Properties IV, LLC*	ALS Properties Tenant II, LLC*	1786 Union Street, Niskayuna, NY, 12309	AL	100	[***]	[***]
[***]	[***]	Northville	PSLT-ALS Properties IV, LLC*	ALS Properties Tenant II, LLC*	40405 Six Mile Road, Northville, MI, 48168	AL	60	[***]	[***]
[***]	[***]	Puyallup South	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	8811 176th Street East, Puyallup, WA, 98375	ALZ	46	[***]	[***]
[***]	[***]	Centre Pointe Boulevard	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	1980 Centre Pointe Boulevard, Tallahassee, FL, 32308	ALZ	32	[***]	[***]
[***]	[***]	Topeka	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	5800 SW Drury Lane, Topeka, KS, 66604	ALZ	35	[***]	[***]
[***]	[***]	West Melbourne MC	PSLT-ALS Properties III, LLC*	ALS Properties Tenant I, LLC*	7199 Greenboro Drive, West Melbourne, FL, 32904	ALZ	36	[***]	[***]
[***]	[***]	Williamsville	PSLT-ALS Properties IV, LLC*	ALS Properties Tenant II, LLC*	6076 Main Street, Williamsville, NY, 14221	ALZ	46	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ADDITIONS TO SCHEDULE 1A
Authorizations and Licensed Beds/Units

VTR ID	BKD ID	Community Name	Tenant	Licensee	License State	License Type(s)	Licensed Capacity
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Additions to Schedule 2.3.1

1.	Emeritus (LS0154)

a.
Master Lease Agreement No. 1 by and between Ventas Realty, Limited Partnership, and Summerville 14 LLC, Summerville 15 LLC, and Summerville 16 LLC, dated as of June 24, 2009, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

2.	Alterra III (LS0053)

a.
Lease Combination Agreement and First Amendment to Lease by and between PSLT-ALS Properties III, LLC, PSLT-ALS Properties IV, LLC, ALS Properties Tenant I, LLC, and ALS Properties Tenant II, LLC, dated as of October 22, 2009, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule 5.3(b)

A.	The following Facilities formerly subject to the NHP Master Lease (or related NHP individual lease)[1]:

•	Brookdale Forest Grove (Forest Grove, OR)

•	Brookdale Mt. Hood (Gresham, OR)

•	Brookdale Allenmore (IL) (Tacoma, WA)

•	Brookdale Allenmore (AL) (Tacoma, WA)

•	Brookdale Falling Creek (Hickory, NC)

•	Brookdale Rotonda (Rotonda West, FL)

•	Brookdale Avondale (Jacksonville, FL)

•	Brookdale Palm Coast (Palm Coast, FL)

•	Brookdale Tavares (Tavares, FL)

•	Brookdale Richland (Richland, WA)

•	Brookdale Boulder Creek (Boulder, CO)

•	Brookdale Yakima (Yakima, WA)

•	Brookdale Chandler Ray Road (Chandler, AZ)

•	Brookdale Salina Fairdale (Salina, KS)

•	Brookdale Greenville (OH) (Greenville, OH)

•	Brookdale Springdale (Springdale, OH)

•	Brookdale Broken Arrow (Broken Arrow, OK)

•	Brookdale Denton North (Combination rDenton, TX)

•	Brookdale Ennis (Ennis, TX)

_________
1 Landlord has no right to acquire any of the vehicles at these Facilities upon Tenant’s surrender of the Facilities.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

B.    The following Facilities formerly subject to the JER/NHP Master Lease2:

•	Brookdale Farmington Hill North (Farmington Hills, MI)

•	Brookdale Farmington North II (Farmington Hills, MI)

•	Brookdale Utica (MC) (Utica, MI)

•	Brookdale Meridian (Haslett, MI)

•	Brookdale Troy (MC) (Troy, MI)

•	Brookdale Troy (AL) (Troy, MI)

•	Brookdale Davison (Davison, MI)

•	Brookdale Delta (MC) (Lansing (Delta Township), MI)

•	Brookdale Delta (AL) (Lansing (Delta Township), MI)

•	Brookdale Grand Blanc (MC) (Holly, MI)

•	Brookdale Grand Blanc (AL) (Holly, MI)

•	Brookdale Fort Myers The Colony (Fort Myers, FL)

•	Brookdale Ormond Beach West (Ormond Beach, FL)

•	Brookdale Crown Point (Jacksonville, FL)

•	Brookdale Manlius (Manlius, NY)

•	Brookdale Onalaska (Onalaska, WI)

•	Brookdale Sun Prairie (Sun Prairie, WI)

•	Brookdale Mankato (Mankato, MN)

•	Brookdale Winona (Winona, MN)

•	Brookdale Middleton Century Avenue (Middleton, WI)

•	Brookdale Willmar (Willman, MN)

•	Brookdale Faribault (Faribault, MN)

•	Brookdale Derby (Derby, KS)

•	Brookdale Wellington (Wellington, KS)

•	Brookdale Barberton (Barberton, OH)

•	Brookdale Centennial Park (Englewood (Clayton), OH)

•	Brookdale Marion (OH) (Marion, OH)

•	Brookdale Bartlesville South (Bartlesville, OK)

•	Brookdale Bethany (Bethany, OK)

•	Brookdale Kerrville (Kerrville, TX)

•	Brookdale Medical Center Whitby (San Antonio, TX)

•	Brookdale Western Hills (Temple, TX)
_________
2There is no Landlord Personal Property for any of these Facilities as of the Effective Date, and vehicles are part of Tenant’s Personal Property. Landlord has no right to acquire any vehicles upon Tenant’s surrender of the Premises.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

C.    The following Facilities formerly subject to the Provident/Alterra I and Alterra II Master Leases3:

•	Brookdale North Oaks (North Oaks, MN)

•	Brookdale Plymouth (Plymouth, MN)

•	Brookdale Eden Prairie (Eden Prairie, MN)

•	Brookdale Kenosha (Kenosha, WI)

•	Brookdale Evansville (Evansville, IN)

•	Brookdale Marion (Marion, IN)

•	Brookdale Portage (Portage, IN)

•	Brookdale Richmond (Richmond, IN)

•	Brookdale Winston-Salem (Winston Salem, NC)

•	Brookdale Centre Point Boulevard (Tallahassee, FL)

•	Brookdale Pensacola (Pensacola, FL)

•	Brookdale Winter Haven (MC) (Winter Haven, FL)

•	Brookdale Winter Haven (AL) (Winter Haven, FL)

•	Brookdale West Melbourne (West Melbourne, FL)

•	Brookdale Clinton (NY) (Clinton, NY)

•	Brookdale Summerfield (Syracuse, NY)

•	Brookdale Tempe (Tempe, AZ)

•	Brookdale Puyallup South (Puyallup, WA)

•	Brookdale Twin Falls (Twin Falls, ID)

•	Brookdale Oro Valley (Oro Valley, AZ)

•	Brookdale Vista Grande (Colorado Springs, CO)

•	Brookdale El Camino (Pueblo, CO)

•	Brookdale East Arbor (Mesa, AZ)

•	Brookdale Peoria (Peoria, AZ)

•	Brookdale East Tucson (Tucson, AZ)

•	Brookdale Lacrosse (MC) (LaCrosse, WI)

•	Brookdale Lacrosse (AL) (LaCrosse, WI)

•	Brookdale Inver Grove Heights (Inver Grove Heights, MN)

•	Brookdale Alliance (Alliance, OH)

•	Brookdale Austintown (Austintown, OH)

•	Brookdale Westerville (Columbus, OH)

•	Brookdale Salem (OH) (Salem, OH)

•	Brookdale Beavercreek (Beavercreek, OH)

•	Brookdale Leawood State Line (Leawood, KS)

•	Brookdale Topeka (Topeka, KS)

•	Brookdale Alderwood (Lynnwood, WA)

•	Brookdale Utica (AL) (Utica, MI)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

•	Brookdale Northville (Northville, MI)

•	Brookdale Cary (Cary, NC)

•	Brookdale Westampton (Westampton, NJ)

•	Brookdale East Niskayuna (Niskayuna (Schenectady), NY)

•	Brookdale Williamsville (Williamsville, NY)

•	Brookdale Pittsford (Pittsford, NY)

•	Brookdale Kenmore (NY) (Kenmore, NY)

•	Brookdale Niskayuna (Niskayuna, NY)

_________
3 Landlord has no right to acquire any of the vehicles at these Facilities upon Tenant’s surrender of the Facilities.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

D.    The following Facility formerly subject to the Grand Court Master Lease4:

•	Brookdale Northbrook (Northbrook, IL)

__________
4 Landlord’s Option to Purchase the Tenant’s Personal Property. Effective on not less than ninety (90) days’ prior written notice given at any time (i) within one hundred eighty (180) days prior to the expiration of the Term, but not later than ninety (90) days prior to such expiration, (ii) within thirty (30) days after the termination of this Lease if this Lease is terminated in whole or in part, or (iii) within thirty (30) days after the dispossession of Tenant with respect to the Leased Property(ies) prior to the expiration of the Term, Landlord or any successor operator shall have the option to purchase all or any portion of Tenant’s vehicles located at the above Facility for a purchase price equal to the unamortized portion of the original cost thereof based upon the economic useful life, as defined GAAP, subject to, and with appropriate price adjustments for, all equipment leases, conditional sale contracts, UCC-1 financing statements and other encumbrances to which such vehicles are subject. The notice from Landlord or any successor operator exercising such right shall specify which vehicle(s) that Landlord or any successor operator has elected to acquire. Promptly following demand by Landlord (but in any event within thirty (30) days following such demand), Tenant shall deliver to Landlord a computation and statement, in form, content and detail reasonably satisfactory to Landlord, of the purchase price described above as of the date of such expiration, termination or dispossession, as the case may be, for all vehicles located at such Facility. If Landlord reasonably and in good faith disputes or disagrees with Tenant’s calculation of such purchase price, Landlord shall so notify Tenant in writing, whereupon the parties shall act mutually, reasonably and in good faith for a period of ten (10) days to agree upon such purchase price. If the parties are unable to agree upon such purchase price, then Tenant’s calculation, absent manifest error, shall control and be binding on the parties. Tenant shall execute and deliver such assignments, conveyance documents, bills of sale and other instruments as Landlord shall reasonably require to evidence such conveyance and otherwise reasonably assist Landlord with such conveyance.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

E.    The following Facility formerly subject to the NHP Summerville Master Lease5:

•	Brookdale Salem (VA) (Salem, VA)

__________
5 Landlord has the option to purchase Tenant’s vehicles at this Facility upon Tenant’s surrender of the Facility for their then fair market value.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

F.    The following Facilities formerly subject to the Ventas-Summerville Master Lease6:

•	Brookdale Anaheim (Anaheim, CA)

•	Brookdale Tracy (Tracy, CA)

•	Brookdale South Windsor (South Windsor, CT)

•	Brookdale Bonita Springs (Bonita Springs, FL)

•	Brookdale West Boynton Beach (Boynton Beach, FL)

•	Brookdale Deer Creek (Deerfield Beach, FL)

•	Brookdale Jensen Beach (Jensen Beach, FL)

•	Brookdale Cushing Park (Framingham, MA)

•	Brookdale Cape Cod (Hyannis, MA)

__________
6 Landlord has no right to acquire any of the vehicles at these Facilities upon Tenant’s surrender of the Facilities.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

G.    The following Facility formerly subject to a Provident 22 Individual Lease:

•	Brookdale Lisle SNF (Lisle, IL)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule 5.10.1

[SEE ATTACHMENT]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Affiliate Management and Sublease Agreements*
Revised 9/1/18

BU	Current Facility Name	Prior Facility Name	State	Portfolio
[***]	Brookdale North Oaks	CB North Oaks, MN	MN	Ventas I - Alterra
[***]	Brookdale Plymouth	CB Plymouth, MN	MN	Ventas I - Alterra
[***]	Brookdale Eden Prairie	CB Eden Prairie, MN	MN	Ventas I - Alterra
[***]	Brookdale Kenosha	CB Kenosha, WI	WI	Ventas I - Alterra
[***]	Brookdale Evansville	SH Evansville, IN	IN	Ventas I - Alterra
[***]	Brookdale Marion AL (IN)	SH Marion, IN	IN	Ventas I - Alterra
[***]	Brookdale Portage AL (IN)	SH Portage, IN	IN	Ventas I - Alterra
[***]	Brookdale Richmond	SH Richmond, IN	IN	Ventas I - Alterra
[***]	Brookdale Winston-Salem	CB Winston-Salem, NC	NC	Ventas I - Alterra
[***]	Brookdale Centre Pointe Boulevard	CB Tallahasee, FL	FL	Ventas I - Alterra
[***]	Brookdale Pensacola	SH Pensacola, FL	FL	Ventas I - Alterra
[***]	Brookdale Winter Haven AL (FL)	SH Winter Haven, FL	FL	Ventas I - Alterra
[***]	Brookdale Winter Haven MC (FL)	CB Winter Haven, FL	FL	Ventas I - Alterra
[***]	Brookdale West Melbourne MC (FL)	CB West Melbourne, FL	FL	Ventas I - Alterra
[***]	Brookdale Clinton IL (NY)	VL Sherman Brook, NY	NY	Ventas I - Alterra
[***]	Brookdale Summerfield	VL Summerfield, NY	NY	Ventas I - Alterra
[***]	Brookdale Tempe	CB Tempe, AZ	AZ	Ventas I - Alterra
[***]	Brookdale Puyallup South	CB Puyallup, WA	WA	Ventas I - Alterra
[***]	Brookdale Twin Falls	WW Twin Falls, ID	ID	Ventas I - Alterra
[***]	Brookdale Oro Valley	CB Oro Valley, AZ	AZ	Ventas I - Alterra
[***]	Brookdale Vista Grande	WW Colorado Springs, CO	CO	Ventas I - Alterra
[***]	Brookdale El Camino	WW Pueblo, CO	CO	Ventas I - Alterra
[***]	Brookdale East Arbor	SH Mesa, AZ	AZ	Ventas I - Alterra
[***]	Brookdale Peoria	SH Peoria, AZ	AZ	Ventas I - Alterra
[***]	Brookdale East Tucson	SH East Speedway, AZ	AZ	Ventas I - Alterra
[***]	Brookdale LaCrosse MC (WI)	CB La Crosse, WI	WI	Ventas I - Alterra
[***]	Brookdale Inver Grove Heights	SH Inver Grove Heights, MN	MN	Ventas I - Alterra
[***]	Brookdale LaCrosse AL 08740 (WI)	SH La Crosse, WI	WI	Ventas I - Alterra
[***]	Brookdale Alliance	SH Alliance, OH	OH	Ventas I - Alterra
[***]	Brookdale Austintown	CB Austintown, OH	OH	Ventas I - Alterra
[***]	Brookdale Westerville	SH Westerville, OH	OH	Ventas I - Alterra
[***]	Brookdale Salem AL (OH)	SH Salem, OH	OH	Ventas I - Alterra
[***]	Brookdale Beavercreek	SH Beavercreek, OH	OH	Ventas I - Alterra
[***]	Brookdale Leawood State Line	CB Leawood, KS	KS	Ventas I - Alterra
[***]	Brookdale Topeka	CB Topeka, KS	KS	Ventas I - Alterra
[***]	Brookdale Alderwood	CB Lynnwood, WA	WA	Ventas I - Alterra
[***]	Brookdale LaCrosse AL 08430 (WI)	Villas of La Crosse, WI	WI	Ventas I - Alterra
[***]	Brookdale Northville	WW Northville, MI	MI	Ventas II - Alterra
[***]	Brookdale Utica AL (MI)	WW Utica, MI	MI	Ventas II - Alterra
[***]	Brookdale Cary	CB Cary, NC	NC	Ventas II - Alterra
[***]	Brookdale Westampton	CB Westampton, NJ	NJ	Ventas II - Alterra
[***]	Brookdale East Niskayuna	CB Niskayuna, NY	NY	Ventas II - Alterra
[***]	Brookdale Williamsville	CB Williamsville, NY	NY	Ventas II - Alterra
[***]	Brookdale Pittsford	CB Perinton, NY	NY	Ventas II - Alterra
[***]	Brookdale Kenmore AL (NY)	WW Kenmore, NY	NY	Ventas II - Alterra
[***]	Brookdale Niskayuna	WW Niskayuna, NY	NY	Ventas II - Alterra
[***]	Brookdale Farmington Hills North	CB Farmington Hills, MI	MI	JER/NHP I
[***]	Brookdale Utica MC (MI)	CB Utica, MI	MI	JER/NHP I
[***]	Brookdale Meridian AL (MI)	WW Meridian, MI	MI	JER/NHP I

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	Brookdale Troy MC (MI)	CB Troy, MI	MI	JER/NHP I
[***]	Brookdale Davison	SH Davison, MI	MI	JER/NHP I
[***]	Brookdale Delta MC (MI)	CB Delta, MI	MI	JER/NHP I
[***]	Brookdale Grand Blanc MC (MI)	CB Grand Blanc, MI	MI	JER/NHP I
[***]	Brookdale Grand Blanc AL (MI)	WW Grand Blanc, MI	MI	JER/NHP I
[***]	Brookdale Troy AL (MI)	WW Troy, MI	MI	JER/NHP I
[***]	Brookdale Delta AL (MI)	SH Delta, MI	MI	JER/NHP I
[***]	Brookdale Fort Myers The Colony	CB Ft Myers at the Colony, FL	FL	JER/NHP I
[***]	Brookdale Manlius	WW Manlius, NY	NY	JER/NHP I
[***]	Brookdale Onalaska	SH Onalaska, WI	WI	JER/NHP I
[***]	Brookdale Sun Prairie	SH Sun Prairie, WI	WI	JER/NHP I
[***]	Brookdale Mankato	SH Mankato, MN	MN	JER/NHP I
[***]	Brookdale Winona	SH Winona, MN	MN	JER/NHP I
[***]	Brookdale Middleton Century Ave	SH Middleton, WI	WI	JER/NHP I
[***]	Brookdale Willmar	SH Willmar, MN	MN	JER/NHP I
[***]	Brookdale Faribault	SH Faribault, MN	MN	JER/NHP I
[***]	Brookdale Derby	SH Derby, KS	KS	JER/NHP I
[***]	Brookdale Wellington	SH Wellington, KS	KS	JER/NHP I
[***]	Brookdale Barberton	SH Barberton, OH	OH	JER/NHP I
[***]	Brookdale Centennial Park	SH Englewood, OH	OH	JER/NHP I
[***]	Brookdale Marion AL/MC (OH)	SH Marion, OH	OH	JER/NHP I
[***]	Brookdale Kerrville	SH Kerrville, TX	TX	JER/NHP I
[***]	Brookdale Medical Center Whitby	SH at the Medical Center, TX	TX	JER/NHP I
[***]	Brookdale Western Hills	SH Temple, TX	TX	JER/NHP I
[***]	Brookdale Anaheim	Brookdale Anaheim	CA	Ventas-Summerville ML E
[***]	Brookdale Tracy	Brookdale Tracy	CA	Ventas-Summerville ML E

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.